                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                        ================================


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 1998




                           POST APARTMENT HOMES, L.P.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Georgia                     0-28226                    58-2053632
----------------------------  ------------------------       -------------------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

 3350 Cumberland Circle, Atlanta, Georgia                           30339
------------------------------------------                   ------------------
 (Address of principal executive offices)                         (Zip Code)


                                 (770) 850-4400
                           --------------------------
              (Registrant's telephone number, including area code)





                         The Exhibit Index is at page 5.

Item 5.           Other Events

         Post Properties, Inc. announced today the issuance and sale (the "Offering") of 2,000,000 7 5/8% Series C Cumulative Redeemable Preferred Shares (the "Series C Preferred Shares") (plus an over-allotment option granted to the underwriters to purchase up to an additional 300,000 Series C Preferred Shares). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.

          Certain financial results of Post Properties, Inc. for the fiscal year and fiscal quarter ended December 31, 1997 are incorporated by reference in Exhibit 99.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.


Exhibit No.       Description
-----------       -----------
    1    --       Purchase Agreement between the Registrant, Post Apartment
                  Homes, L.P., and Merrill Lynch & Co., dated as of February 4,
                  1998 (incorporated by reference to Exhibit 1 to the Current
                  Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

  4(a)   --       Form of Amendment to Articles of Incorporation of Post
                  Properties, Inc. designating the 7 5/8% Series C Cumulative
                  Redeemable Preferred Shares (incorporated by reference to
                  Exhibit 4(a) to the Current Report on Form 8-K filed by Post
                  Properties, Inc. on the date hereof)

  4(b)   --       Form of Certificate for the 7 5/8% Series C Cumulative
                  Redeemable Preferred Shares (incorporated by reference to
                  Exhibit 4(b) to the Current Report on Form 8-K filed by Post
                  Properties, Inc. on the date hereof)

    5    --       Opinion of King & Spalding regarding validity of 7 5/8% Series
                  C Cumulative Redeemable Preferred Shares (incorporated by
                  reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    8    --       Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   10    --       Form of Third Amendment to the Second Amended and Restated
                  Agreement of Limited Partnership of the Registrant
                  (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)


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

Exhibit No.       Description
-----------       -----------
   23    --       Consent of King & Spalding (included in Exhibits 5 and 8)

   99    --       Financial results for the fiscal year and fiscal quarter
                  ended December 31, 1997 (incorporated by reference to Exhibit
                  99 to the Current Report on Form 8-K filed by Post Properties,
                  Inc. on the date hereof)






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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POST APARTMENT HOMES, L.P.
                                    (Registrant)



Date: February 4, 1998              By: /s/ John T. Glover
                                        ----------------------------------------
                                        John T. Glover
                                        President





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
                                  EXHIBIT INDEX



Exhibit No.       Description                                                    Page
-----------       -----------                                                    ----
    1    --       Purchase Agreement between the Registrant, Post Apartment
                  Homes, L.P., and Merrill Lynch & Co., dated as of February 4,
                  1998 (incorporated by reference to Exhibit 1 to the Current
                  Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

  4(a)   --       Form of Amendment to Articles of Incorporation of Post
                  Properties, Inc. designating the 7 5/8% Series C Cumulative
                  Redeemable Preferred Shares (incorporated by reference to
                  Exhibit 4(a) to the Current Report on Form 8-K filed by Post
                  Properties, Inc. on the date hereof)

  4(b)   --       Form of Certificate for the 7 5/8% Series C Cumulative
                  Redeemable Preferred Shares (incorporated by reference to
                  Exhibit 4(b) to the Current Report on Form 8-K filed by Post
                  Properties, Inc. on the date hereof)

    5    --       Opinion of King & Spalding regarding validity of 7 5/8% Series
                  C Cumulative Redeemable Preferred Shares (incorporated by
                  reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    8    --       Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   10    --       Form of Third Amendment to the Second Amended and Restated
                  Agreement of Limited Partnership of the Registrant
                  (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   23    --       Consent of King & Spalding (included in Exhibits 5 and 8)

   99    --       Financial results for the fiscal year and fiscal quarter
                  ended December 31, 1997 (incorporated by reference to Exhibit
                  99 to the Current Report on Form 8-K filed by Post Properties,
                  Inc. on the date hereof)




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